                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                   ----------

                       Date of Report:  February 4, 1997



                         CARDIOTECH INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                                   000-28034
                                  (Commission
                                  File Number)


        Massachusetts                                     04-3186647
      ----------------                               -------------------
     (State or other                                   (IRS Employer
     jurisdiction of                                 Identification No.)
     incorporation)

                                11 State Street
                              Woburn, MA  01801
       -----------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (617) 933-4772


                                      N/A
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

     Item 5.  Other Events
              ------------


     The Company issued a press release on January 23, 1997 announcing the appointment of Ms. Stephanie Dorren as national sales representative for its CT Biomaterials division. A copy of the press release is attached and filed as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference as though fully set forth herein.


     Item 7.  Exhibits
              --------


     The following exhibits are filed as part of this report of Form 8-K pursuant to Item 601 of Regulation S-K.

     Exhibit 99.1 - Press Release dated January 23, 1997.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, CardioTech International, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  February 4, 1997               CARDIOTECH INTERNATIONAL, INC.



                                      By: /s/John E. Mattern
                                         ------------------------------------
                                         Chief Operating Officer and
                                         Chief Financial Officer

                                  Exhibit 99.1
                                  ------------

                      Press Release dated January 23, 1997

                                  CardioTech
                              International, Inc.


FOR IMMEDIATE RELEASE
---------------------

             CARDIOTECH INTERNATIONAL, INC. APPOINTS NATIONAL SALES
                REPRESENTATIVE FOR ITS CT BIOMATERIALS DIVISION

Woburn, MA, January 23, 1997 - CardioTech International, Inc. (AMEX: CTE) today announced the appointment of Ms. Stephanie Dorren as national sales representative for its CT Biomaterials division. Through its CT Biomaterials division, CardioTech develops, manufactures and sells polymer-based biomaterials to medical device manufacturers for use in the development of artificial hearts, pacemaker lead insulation, and diagnostic and therapeutic cardiovascular catheters.



"CT Biomaterials is an integral part of CardioTech, and the addition of Stephanie Dorren will fortify our position in the business," said Dr. Michael Szycher, Chairman and CEO of Cardio Tech. "Stephanie has a strong reputation and a proven track record in this field and we are fortunate to have her with us as the company attempts to expand its sales of biomaterials to medical device manufacturers."



Ms. Dorren, age 44, has eight years of sales experience marketing medical-grade polyurethanes to medical device manufacturers. From 1983 to 1991, Ms. Dorren was with Thermedics Inc. From 1986 to 1991 she served as sales engineer for medical-grade polyurethanes. From 1983 to 1986 she served as customer service representative. In her new position with the company, Ms. Dorren will be responsible for maintaining contact with CardioTech's current customers, as well as pursuing and establishing new customer relationships.



Previously, Ms. Dorren was part of a team that included Dr. Szycher and Mr. Donald Dempsey, product manager for biomaterials at CardioTech. Mr. Dempsey, who is co-inventor with Dr. Szycher on several of CardioTech's existing patents, has led the biomaterials business at the company since August 1996.


                                    (more)

Dr. Szycher commented on the team's reunion, "I am very excited to have Stephanie back on my team. Her experience working with polyurethanes combined with Donald's expertise will better position CardioTech to pursue its biomaterials-related goals that have been set for fiscal 1998."



CardioTech also synthesizes, designs and manufacturers medical-grade polyurethanes for use in the development of its vascular graft technology. The company's vascular access graft, which is presently in human clinical trials, in Holland, is being developed to treat patients with end-stage renal disease undergoing hemodialysis treatment.



CardioTech International, Inc. is headquartered in Woburn, MA and has operations in Tarvin, UK. The company focuses on the research, development and manufacture of devices for the treatment of late stage cardiovascular disease.



To the extent that any of the statements contained in this release are forward-looking, such statements are based on current expectations that involve a number of uncertainties and risks. Such uncertainties and risks include, but are not limited to, the early stage of the Company's product development and lack of product revenues; the Company's history of operating losses and accumulated deficit; the Company's limited financial resources and uncertainty as to the availability of additional capital to fund its development on acceptable terms, if at all; the lack of assurance regarding patent and other protection of the Company's proprietary and licensed technology; and the dependence on key personnel. As a result, the Company's future development efforts involve a high degree of risk. For more information of these and other risk factors, please see the Company's Form 10-K for the year ended March 31, 1996.


                                      ###

FOR MORE INFORMATION, PLEASE CONTACT:

Ken Lewis/Alison Roselli                  John Mattern
Lehman Millet Inc.                        COO and CFO
617/439-0288                              CardioTech International, Inc.
                                          617/933-4772